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                                                                    Exhibit 10.1

                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE



                                  by and among

                             SEALANT SOLUTIONS, INC.


                             a Delaware Corporation


                                       and

                               POWER CHANNEL, INC.


                             a Delaware Corporation





                          effective as of July 1, 2003




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                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

         THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made and entered into this 1st day of July, 2003, by and among Sealant Solutions, Inc., a Delaware corporation with its principal place of business located at 29 Abbey Lane, Middleboro, Massachusetts 02346 ("Sealant"); PowerChannel, Inc., a Delaware corporation with its principal place of business at 16 North Main Street, Suite 395, New City, New York 10956 ("PowerChannel") and the shareholders of
PowerChannel ("Shareholders") as set forth on Exhibit A attached hereto (collectively PowerChannel and the shareholders of PowerChannel shall be known as the "PoweChannel Group").

                                    Premises

         A. This Agreement provides for the acquisition of PowerChannel whereby PowerChannel shall become a wholly owned subsidiary of Sealant and in connection therewith, the issuance of an amount of shares equal to eighty-five (85%) percent of the fully diluted outstanding shares of Sealant to the PowerChannel shareholders or their assignees.

         B. The and boards of directors of PowerChannel and Sealant have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    Agreement

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                                    ARTICLE I
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                             SEALANT SOLUTIONS, INC.

         As an inducement to and to obtain the reliance of PowerChannel, Sealant represents and warrants as follows:

         Section 1.1 Organization. Sealant is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Sealant's articles of incorporation or bylaws. Sealant has full power, authority and legal right





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and has taken all action  required by law,  its articles of  incorporation,  its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         Section 1.2 Capitalization. The authorized capitalization of Sealant consists of 20,000,000 Common Shares, $0.01 par value per share, and no Preferred Shares. As of the date hereof, Sealant has 1,074,155 common shares issued and outstanding. Sealant is presently a 1934 Exchange Act reporting company and has filed all necessary reports, quarterly, annual and special with the Securities and Exchange Commission of the United States on a timely basis.

         All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. Sealant has no securities, warrants or options authorized or issued.

         Section 1.3       Subsidiaries.     Sealant has no subsidiaries.

         Section 1.4       Tax Matters: Books and Records.

         (a) The books and records, financial and others, of Sealant are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) Sealant has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).

         (c) Sealant currently has approximately $20,000 in outstanding liabilities as set forth on Schedule 1.4 . PowerChannel has agreed to be responsible for such outstanding liabilities.

         Section 1.5 Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or threatened by or against or affecting Sealant or its properties, at law or in equity, before any court or other governmental  agency or  instrumentality,  domestic  or  foreign  or before  any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Sealant. Sealant is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         Section 1.6 Material Contract Defaults. Sealant is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Sealant, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Sealant has not taken adequate steps to prevent such a default from occurring.

         Section 1.7 Information. The information concerning Sealant as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading. Sealant's filings with the SEC are complete and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.





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            Section  1.8  Title  and  Related  Matters.  Sealant  has  good  and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Sealant owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Sealant's business. No third party has any right to, and Sealant has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Sealant or any material portion of its properties, assets or rights.

         Section 1.9 Contracts On the closing date:

         (a)      There  are  no  material  contracts,   agreements  franchises,
                  license agreements, or other commitments to which Sealant is a party or by which it or any of its properties are bound:

         (b) Sealant is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as Sealant can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Sealant; and

         (c) Sealant s not a party to any material oral or written: (I) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $10,000 in the aggregate.

         Section 1.10 Compliance With Laws and Regulations. To the best of Sealant's knowledge and belief, Sealant has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Sealant or would not result in Sealant incurring material liability.

         Section 1.11 Insurance. All of the insurable properties of Sealant are insured for Sealant`s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.





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         Section  1.12  Approval of  Agreement.  The  directors  of Sealant have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

         Section 1.13 Material Transactions or Affiliations. There are no material contracts or agreements of arrangement between Sealant and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding Common Shares of Sealant and which is to be performed in whole or in part after the date hereof. Sealant has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

         Section 1.14 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Sealant is a party or to which any of its properties or operations are subject.

         Section 1.15 Governmental Authorizations. Sealant has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Sealant of this Agreement and the consummation of the transactions contemplated hereby.

         Section 1.16 Exchange Act Registration. As of the date hereof, (a) the Sealant Common Stock is registered under Section 12(g) of the Exchange Act, and
(b) Sealant is in full compliance with all reporting requirements of the Exchange Act.

         Section 1.17 SEC Documents and Financial Statements. Sealant has filed on a timely basis all documents required to be filed by it with the SEC since January 1, 2002 (all such documents filed since January 1, 2002 and prior to the date hereof are referred to as the "Sealant SEC Documents"). Complete and correct copies of the Sealant SEC Documents have been made available to PowerChannel. As of their respective dates, or if amended as of the date of the last such amendment, the Sealant SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the Sealant SEC Documents as of the date thereof contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Complete and accurate copies of the unaudited consolidated balance sheet, consolidated statements of operations, consolidated statements of stockholders' equity and consolidated statements of cash flows (together with any supplementary information thereto) of Sealant have been provided to PowerChannel. The Sealant Financial Statements fairly present, in all material respects, the consolidated financial position of Sealant, as of and for the respective dates thereof, and the consolidated results of its operations and its consolidated cash flows for the respective periods then ended (subject, in the case of the Sealant Interim Financial Information, to normal year-end audit adjustments and to any other adjustments described therein) in conformity with GAAP during the periods involved (except as may be indicated therein or in the notes thereto and the Sealant Interim Financial Information do not contain the footnotes required by
GAAP). Since March 31, 2003, Sealant has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as may be required by GAAP.





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                                   ARTICLE II
                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                          OF POWERCHANNEL.COM, INC. AND
                       POWERCHANNEL.COM, INC. SHAREHOLDERS

         As  an   inducement   to,  and  to  obtain  the  reliance  of  Sealant,
PowerChannel and the PowerChannel Shareholders represent and warrant as follows:

         Section 2.1 Organization. PowerChannel is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of PowerChannel's certificate of incorporation or bylaws. PowerChannel has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

         Section 2.2 Capitalization. The authorized capitalization of PowerChannel consists of 100,000,000 shares, $.001 par value and no preferred shares. As of the date hereof, there are 24,456,430 shares issued and outstanding.

         All issued and outstanding common shares have been legally issued, fully paid, are nonassessable and not issued in violation of the preemptive rights of any other person. PowerChannel has no other securities, warrants or options authorized or issued.

         Section 2.3 Subsidiaries. PowerChannel has no subsidiaries.

         Section 2.4 Tax Matters; Books & Records

         (a) The books and records, financial and others, of PowerChannel are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) PowerChannel has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         (c) PowerChannel shall remain responsible for all debts incurred prior to the closing.

         Section 2.5 Information. The information concerning PowerChannel as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 2.6 Title and Related Matters. PowerChannel has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, PowerChannel owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with PowerChannel's business. Except as set forth in the attached Schedules, no third party has any right to, and PowerChannel has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of PowerChannel or any material portion of its properties, assets or rights.

         Section 2.7 Litigation and Proceedings. There are no actions, suits or proceedings pending or threatened by or against or affecting PowerChannel, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of PowerChannel. PowerChannel does not have any knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

         Section 2.8 Contracts. On the Closing Date:

         (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which PowerChannel is a party or by which it or any of its properties are bound;

         (b) PowerChannel is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as PowerChannel can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of PowerChannel; and

         (c)      PowerChannel  is not a party to any material  oral or written:
                  (i)  contract for the  employment  of any officer or employee;
                  (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

         Section 2.9 No Conflict With Other Instruments.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which PowerChannel is a party or to which any of its properties or operations are subject.

         Section 2.10 Material Contract Defaults. To the best of PowerChannel's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of PowerChannel, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which PowerChannel has not taken adequate steps to prevent such a default from occurring.

         Section 2.11 Governmental Authorizations. To the best of PowerChannel's knowledge, PowerChannel has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by PowerChannel of the transactions contemplated hereby.

         Section 2.12 Compliance With Laws and Regulations. To the best of PowerChannel's knowledge and belief, PowerChannel has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of PowerChannel or would not result in PowerChannel 's incurring any material liability.

         Section 2.13 Insurance. All of the insurable properties of PowerChannel are insured for PowerChannel`s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

         Section 2.14 Approval of Agreement. The directors of PowerChannel have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

         Section 2.15 Material Transactions or Affiliations. As of the Closing Date, there will exist no material contract, agreement or arrangement between PowerChannel and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by PowerChannel to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of PowerChannel and which is to be performed in whole or in part after the date hereof except with regard to an agreement with the PowerChannel shareholders providing for the distribution of cash to provide for payment of federal and state taxes on Subchapter S income. PowerChannel has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

         Section 2.16 Filings. PowerChannel covenants that it will assist Sealant in the preparation of all filings required by the Securities Exchange Act in a timely manner, including but not limited to, the filing of a Form 8K within fifteen (15) days after the execution of this Agreement and the delivery of the audited financial statements for PowerChannel in sufficient time to allow for the filing of an amended 8K with the audited financial statements within sixty (60) days thereafter.

         Section 2.17 Investment Intent. Each of the PowerChannel shareholders is entering into this Agreement for its own account and not with a view to any distribution of the Sealant Shares acquired by it, and it has no present arrangement to sell any of its Sealant Shares to or through any Person, provided that this representation shall not be construed as an undertaking to hold any Sealant Shares for any minimum or other specific term, and each of the PowerChannel shareholders reserves the right to dispose of its Sealant Shares at any time in accordance with Applicable Law.

         Section 2.18 Sophistication. Each of the PowerChannel Shareholders is a sophisticated investor, as described in Rule 506(b)(2)(ii) under the Securities Act and has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Sealant Common Stock. The Transferors acknowledge that an investment in the Sealant Common Stock is speculative and involves a high degree of risk.

         Section 2.19 Access to Information. Each of the PowerChannel shareholders has received or had access to all documents, records and other information pertaining to its investment in the Sealant Common Stock that it has requested, including documents filed by Sealant under the Exchange Act, and has been given the opportunity to meet or have telephonic discussions with the Sealant Representatives, to ask questions of them, to receive answers concerning the terms and conditions of this investment and to obtain information that Sealant possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information provided to the PowerChannel shareholders.

         Section 2.20 Manner of Sale. At no time were the PowerChannel shareholders presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising relating to Sealant or any investment in the Sealant Common Stock.


                                   ARTICLE III
                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

         Section 3.1 Share Exchange/Delivery of PowerChannel Securities. On the Closing Date, the holders of all of the PowerChannel Common Shares shall deliver to Sealant (i) certificates or other documents evidencing all of the issued and outstanding PowerChannel Common Shares, duly endorsed in blank or with executed power attached thereto in transferrable form. On the Closing Date, all previously issued and outstanding Common Shares of PowerChannel shall be transferred to Sealant , so that PowerChannel shall become a wholly owned subsidiary of Sealant.

         Section 3.2 Issuance of Sealant Common Shares. In exchange for all of the PowerChannel Common Shares tendered pursuant to Section 3.1, Sealant shall issue to the PowerChannel shareholders a total of Sealant common shares equal to eighty five (85%) percent of the fully diluted outstanding shares of Sealand. Such shares are restricted in accordance with Rule 144 of the Securities Act of 1933.

         Section 3.3 Additional Consideration. Upon the Closing Date, Sealant will enter into a consulting agreement with Michael Fasci, the current Chief Executive Officer of Sealant. Pursuant to such consulting agreement, Mr. Fasci be paid $500 per month for twelve months and shall received restricted common stock of Sealant equal to ten (10%) percent of the fully diluted outstanding shares of Sealant. Such shares are restricted in accordance with Rule 144 of the Securities Act of 1933. Mr. Fasci shall provide PowerChannel with a right of first refusal with regard to the sale of any portion of his Sealant shares. This right shall be evidenced by an option agreement to purchase his current Sealant shares and the Sealant shares issued to him pursuant to this section. Such agreement shall be upon terms and conditions mutually agreeable to the parties. During the term of the option agreement, Mr. Fasci shall not encumber his shares in any manner.

         Section 3.4 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of Sealant and PowerChannel shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

         Section 3.5 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on or about July 1, 2003 ("Closing Date").

         Section 3.6       Termination.

         (a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either Sealant or PowerChannel, respectively, at any time prior to the Closing Date if:

                  (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgement of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

                  (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.

         In the event of  termination  pursuant  to this  paragraph  (a) of this
Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

         (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Sealant if PowerChannel shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of PowerChannel contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to PowerChannel. If this Agreement is terminated pursuant to this paragraph (b) of this
                  Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

         (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of PowerChannel if Sealant shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Sealant contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Sealant. If this Agreement is terminated pursuant to this paragraph (d) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

         In the event of  termination  pursuant to paragraph (b) and (c) of this
Section 3.5, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

         Section 3.6 Directors of Sealant After Acquisition. After the Closing Date, Michael Fasci shall remain on the Board of Directors of Sealant and Steven Lampert will be appointed to serve on the Board of Directors of Sealant. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

         Section 3.7 Officers of Sealant. Upon the closing, Michael Fasci shall resign from Sealant in all of his current capacities except as set forth in
Section 3.6 and there shall be no further compensation due him under his employment agreement. The following persons shall be elected as officers of Sealant in accordance with procedures set forth in the Sealant bylaws:


      NAME                          OFFICE

      Steven Lampert                President, Chief
                                    Executive Officer, Chief Financial Officer and Secretary


                                   ARTICLE IV
                                SPECIAL COVENANTS

         Section 4.1 Access to Properties and Records. Prior to closing, Sealant and PowerChannel will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

         Section 4.2 Availability of Rule 144. Sealant and PowerChannel shareholders holding "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities Act will remain as "restricted securities". Sealant is under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of Sealant and PowerChannel holding restricted securities of Sealant and PowerChannel as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

         Section 4.3 Special Covenants and Representations Regarding the Sealant Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the Sealant Common Shares to the Shareholders of PowerChannel as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the PowerChannel Shareholders acquire such securities.

         Section 4.4 Third Party Consents. Sealant and PowerChannel agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         Section 4.5 Actions Prior and Subsequent to Closing.

         (a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, Sealant and PowerChannel will each use its best efforts to:

                  (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                  (ii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

                  (iii) perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

         (b) From and after the date of this Agreement until the Closing Date, Sealant will not, without the prior consent of PowerChannel:

                  (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

                  (ii) declare or pay any dividend on its outstanding Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                  (iii) enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

                  (iv) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

                  (v) purchase or redeem any Common Shares.

Section 4.6 Indemnification.

         (a) Sealant hereby agrees to indemnify PowerChannel, each of the officers, agents and directors and current shareholders of PowerChannel as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

         (b) PowerChannel hereby agrees to indemnify Sealant, each of the officers, agents, directors and current shareholders of Sealant as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SEALANT

         The obligations of PowerChannel under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 5.1 Accuracy of Representations. The representations and warranties made by Sealant in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Sealant shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by Sealant prior to or at the Closing. PowerChannel shall be furnished with a certificate, signed by a duly authorized officer of Sealant and dated the Closing Date, to the foregoing effect.

         Section 5.2 Director Approval. The Board of Directors of Sealant shall have approved this Agreement and the transactions contemplated herein.

         Section 5.3 Officer's Certificate. PowerChannel shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Sealant to the effect that: (a) the representations and warranties of Sealant set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Sealant has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to PowerChannel, Sealant has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Sealant, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Sealant Schedules, by or against Sealant which might result in any material adverse change in any of the assets, properties, business or operations of Sealant.

         Section 5.4 Shareholder Vote. Michael Fasci, a holder of the majority of the issued and outstanding shares of Sealant agrees to vote in favor of this Agreement.

         Section 5.5 Amend to Articles of Incorporation and Capitalization. Prior to the Closing Date, Sealant will amend its Articles of Incorporation to change its corporate name and capitalization in a manner satisfactory to PowerChannel.

         Section 5.6 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Sealant .

         Section 5.7 Other Items. PowerChannel shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as PowerChannel may reasonably request.

                                   ARTICLE VI
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SEALANT

         The obligations of Sealant under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

         Section 6.1 Accuracy of Representations. The representations and warranties made by PowerChannel in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and PowerChannel shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by PowerChannel prior to or at the Closing. Sealant shall have been furnished with a certificate, signed by a duly authorized executive officer of PowerChannel and dated the Closing Date, to the foregoing effect.

         Section 6.2 Director Approval. The Board of Directors of PowerChannel shall have approved this Agreement and the transactions contemplated herein.

         Section 6.3 Officer's Certificate. Sealant shall be furnished with a certificate dated the Closing date and signed by a duly authorized officer of PowerChannel to the effect that: (a) the representations and warranties of PowerChannel set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) PowerChannel had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

         Section 6.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of PowerChannel.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         Section 7.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, United States of America.

         Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:


         If to Sealant:         29 Abbey Lane
                                Middleboro, Massachusetts 02346


         If to PowerChannel:    16 North Main Street, Suite 395
                                New City, New Yrk 10956

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

         Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         Section 7.5 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         Section 7.7 Third Party Beneficiaries.This contract is solely between Sealant and PowerChannel and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         Section 7.8 Entire Agreement.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

         Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         Section 7.12 Expenses. Each party herein shall bear all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         Section 7.13 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         Section 7.14 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         Section 7.15 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

         Section 7.16 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         Section 7.17 Failure of Conditions; Termination.In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will liable for the other parties legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         Section 7.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         Section 7.19 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         Section 7.20 Amendment. At any time after the Closing Date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.


ATTEST:
                                     SEALANT  SOLUTIONS, INC.


______________________________       By:   /s/ Michael Fasci
                                           -----------------------------------
ATTEST:                                    POWERCHANNEL.COM, INC.


_________________________            By:   /s/ Steven Lampert
                                           -----------------------------------